SCHWAB CAPITAL TRUST

Schwab Fundamental Global Real Estate Index Fund

(the fund)

Supplement dated January 14, 2019 to the fund’s currently effective Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

FTSE Russell, the index provider of the Russell RAFI™ Index Series, recently informed Charles Schwab Investment Management, Inc., the investment adviser to the funds, that the Russell RAFI Index Series would be transitioning its starting universe (the initial universe of securities from which each Russell RAFI Index is constructed) from the Russell Global Index to the FTSE Global Total Cap Index. The transition of the starting universe will be effective with the annual reconstitution of the Russell RAFI Indexes, which will be moved from June 2019 to March 2019. No other changes to the Russell RAFI Indexes, including the index names or the underlying index methodology, are being made. As such, effective March 18, 2019, the following changes will occur:

“Description of the Russell RAFI™ Index Series” section under the “Investment Objectives” section:

(i)	The fifth sentence of the first paragraph is deleted and replaced in its entirety with the following:

The weighting of the constituents by fundamental scores is determined during the March annual reconstitution.

(ii)	The first sentence of the second paragraph is deleted and replaced in its entirety with the following:

The Russell RAFI Index Series is created from the leading FTSE Global Total Cap Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG105581-00 (01/19)

00224950